UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2008
Date of Report (Date of Earliest Event Reported)

ZBB ENERGY CORPORATION
(Exact name of small business issuer as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	39-1987014 (IRS Employer Identification No.)

N93 W14475 Whittaker Way, Menomonee Falls, WI 53051
(Address of principal executive offices)

(262) 253-9800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ZBB Energy Corporation (AMEX:ZBB) advised that it has executed a Memorandum of Understanding (MOU) with Eaton Corporation (NYSE:ETN), effective from December 1, 2008.

The strategic goal of this understanding is to establish an Eaton supplier relationship to ZBB for Eaton components, services and systems; and to establish a ZBB supplier relationship to Eaton for Sustainable Energy Storage Solutions.

The ultimate goal obtained by leveraging this mutual understanding is acceleration of ZBB sales growth via Eaton’s channels to market in the Utility, Renewable Energies and Critical Power markets.

The companies have also entered into an Eaton Bilateral Information Agreement and a ZBB Mutual Confidentiality and Non-Disclosure Agreement, both of which are now currently in effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB ENERGY CORPORATION

Date: December 3, 2008	By: /s/ Robert J. Parry
Name: Robert J. Parry
Title: Chief Executive Officer